                                                                    EXHIBIT 10.8


     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   AGREEMENT

     THIS AGREEMENT, effective as of the 1st day of May, 1987, is by and between the WISCONSIN ALUMNI RESEARCH FOUNDATION (hereinafter called WARF), a corporation not for private profit, organized and existing under the laws of the State of Wisconsin, and having its office at Madison, Wisconsin, and BONE CARE INTERNATIONAL (hereinafter called Licensee or Bone Care), having its principal place of business at 313 West Beltline Highway, Madison, Wisconsin 53713. This Agreement replaces and supersedes an Agreement between WARF and Lunar Radiation Corporation ("Lunar") dated as of May 1, 1987 and assigned to Licensee, on January 25, 1989, as amended.

                              W I T N E S S E T H

     WHEREAS, WARF is the owner by assignment of certain Letters Patent in the United States relating to the compound 1 alpha-hydroxyergocalciferol (1 alpha-
HEC) which exhibits antirachitic and other properties and to methods for preparing such compound; and

     WHEREAS, it appears that substantial effort will have to be expended to determine the efficacy, safety, and acceptability of such compound prior to marketing for therapeutic purposes or for other purposes; and

     WHEREAS, any part or all of such effort will require the expenditure of substantial sums of money and time; and

     WHEREAS, Licensee is willing to commit funds and effort to attempt to bring the inventions of one or more of the aforesaid

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

patents and patent applications into use for the benefit of the public and to that end desires to have a license under "Licensed Patents" as hereafter defined;

     NOW, THEREFORE, in consideration of the premises and the mutual promises and obligations hereinafter set forth the parties hereto agree as follows:

                                 1. DEFINITION
                                 -------------

     For purposes of this Agreement the following terms shall have the indicated definitions:

(a) "Licensed Patents" shall refer to and mean U.S. Letters Patent No. 3,907,843 issued September 23, 1975, and patents in foreign countries which correspond to said patent being those listed in Appendix B of this Agreement, and reissues or extensions of such patents.

(b) "Ancillary Patents" shall refer to and mean those patents listed in Appendix A and reissues or extensions thereof.

(c) "Products" shall refer to and mean the compound 1 alpha-hydroxyergocalciferol (1 alpha-HEC) and combinations thereof with other materials in a dosage form suitable for sale to the retail trade.

(d) "Processes" shall mean the processes described and claimed in Ancillary Patents.

(e)  "Compound" shall mean 1 alpha-hydroxyergocalciferol (1 alpha-HEC).

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

(f) "Ancillary Compounds" shall mean those compounds described and claimed in Ancillary Patents which are intermediate in Processes.

(g)  "Subsidiary" shall mean any corporation or organization

     (1) at least fifty percent (50%) of whose stock entitled to vote upon election of directors is owned or directly or indirectly controlled by Licensee; or

     (2) as much of whose stock entitled to vote upon election of directors is owned or controlled by Licensee as permitted by law.

(h) "Net Selling Price" shall mean the invoice price of Products on an F.O.B. factory basis after deduction of trade and quantity discounts, credits or allowances because of the return of defective Products, and taxes or other governmental charges on the sale, transportation or delivery of Products absorbed by the Licensee.

          In the case of sales of Products in combination with one or several other therapeutic ingredients, the Net Selling Price shall be determined by multiplying the invoice price of such combination, after the above-mentioned deductions, by a fraction, the numerator of which shall be the current wholesale selling price of the Product and the denominator of which shall be the total of the current wholesale selling prices of all active therapeutic ingredients in such combination including Product.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

(i) "Licensed Field" shall mean ethical or proprietary pharmaceutical Products for consumption by or administration to humans.

(j) "Competing Use" shall mean any use of the Compound for the treatment of an osteoporotic condition.

(k) "Development Protocol" shall mean the Appendix C summary overview attached hereto and provided by Licensee detailing the activities believed necessary to bring Products to the marketplace worldwide.

                                   2. GRANT
                                   --------

(a) (i) Subject to the terms and provisions set forth in this Agreement, all of which are conditions of this grant, WARF hereby grants and Licensee accepts a worldwide license under Licensed Patents to make, have made for its account, use and/or sell Products in Licensed Field, and under Ancillary Patents to use Processes and Ancillary Compounds to make, or have made for its account Products for use and sale in Licensed Field.

          (ii) The license granted herein shall be exclusive to Licensee under all Licensed Patents and the foreign patents listed in Appendix B attached to this Agreement, except for a license to the Government of the United States.

          (iii) WARF agrees that it will not license a third party to practice Processes for the manufacture of Compound and Products for use or sale in Licensed Field anywhere in

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     the world as long as this Agreement is in effect and if sale of Product is being made in the United States, Bone Care is paying the Annual License Fee described in section 3(d)(ii). Bone Care may credit the Annual License Fee against royalties due and owing WARF under Sections 3(c)(i) and 3(c)(ii) of this Agreement for sales of Compound or Products in the United States.

          WARF agrees that it will add to Ancillary Patents (Appendix A) such patents as it obtains which are directed to processes for making 1 alpha-HEC for the purpose of making 1 alpha-HEC while this Agreement is in effect and Licensee is fulfilling all of its obligations under its terms and provisions.

(b) Licensee may, at its option, and without a formal sublicense, permit third parties to practice Processes, to make Compound and Products and to make and use Ancillary Compound but only on its behalf or for its account. Licensee shall have the same responsibility for said activities of such third party under any such arrangement as if the activities were those of Licensee, whether or not said third party is also a licensee of WARF under Licensed Patents.

(c) This license is not to be construed as a warranty, either express or implied, that Compound, Products, Processes, Ancillary Compounds, or Method, or the practice of any of them, are free from third party patent infringement

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     considerations. However, in the event Licensee pays royalties to any third party for any additional patent license which is unavoidably and legally necessary to practice the license granted by this Agreement, Licensee shall be entitled to deduct fifty percent (50%) of the royalties paid to any such third party under such additional patent license from the royalties due WARF under this Agreement, provided, however, that such deduction shall not reduce the royalty payment to WARF to less than one-half the amount otherwise payable under this Agreement.

(d) Licensee accepts this license subject to a royalty-free irrevocable license under any United States Letters Patents and the inventions thereof and any additional inventions, and patent applications and patents pertaining thereto, which may come within the scope of Licensed Patents and which have been conceived and/or reduced to practice with funds obtained from the Government of the United States, to the Government of the United States for governmental purposes, and subject to the additional limitations which may be imposed under PL 96-517 and PL 98-620 and OMB circular A-124 or other regulations under those laws, or by any other entity which may fund research leading to patent applications and patents which may come within the scope of this Agreement.

          WARF warrants and represents that, as the designee of the University of Wisconsin under the Institutional Patent

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     Agreement between the University and the then Department of Health, Education and Welfare dated December 1, 1968, it has, to the best of its knowledge and belief, been in compliance with the terms and provisions of that agreement with regard to Licensed Patents and such Ancillary Patents as come within the purview of that agreement.

(e) Where Licensee accepts the responsibility for payment and for as long as it pays the royalty specified in Section 3 on the sale of Products it shall have the right to extend to purchasers, mediate and immediate, of Products sold by Licensee immunity from suit for infringement of Licensed Patents arising out of such purchaser's resale and/or use of Products.

(f) Inasmuch as WARF and the inventors named in Licensed Patents and Ancillary Patents will not, under the provisions of this Agreement, or otherwise, have control over the manner in which Licensee or its agents or those operating for its account under Section 2(b), or third parties who purchase Product from Licensee practice the inventions of Licensed Patents and Ancillary Patents, Licensee shall hold WARF and said inventors harmless as against any judgments, fees, expenses, or other costs arising from or incidental to any product liability lawsuit brought as a consequence of Licensee's practice of said inventions. Practice of the inventions of Licensed Patents or Ancillary Patents by a third party on behalf of or for the account of Licensee or

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.



     by a third party who purchases Product from Licensee, shall be considered Licensee's practice of said inventions for purposes of this Section 2(f).

(g) Licensee warrants that it now maintains and will continue to maintain liability insurance coverage appropriate to the risk involved in marketing Products and will annually present evidence to WARF that such coverage is being maintained.

(h) Notwithstanding any other provision of this Agreement, WARF hereby grants to Bone Care the right to sublicense others to use Processes and Ancillary Compounds to make Products for sale in Licensed Field. Such sublicense shall continue only for as long as this Agreement is in effect which fact Bone Care agrees to state prominently and unambiguously in any document conveying any such sublicense. In addition, such sublicense shall include at least such provisions as will be necessary to permit Bone Care to meet its obligations under this Agreement including, but not limited to: (1) the obligation to pay royalties to WARF; and (2) to hold WARF and its inventors harmless in the event of a product liability suit arising from the sublicensee's use of Processes and, Ancillary Compounds to make Products or Compound or from the sublicensee's use or sale of Compound and Products.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


          Bone Care shall have the same responsibility to WARF for the activities of the sublicensee as if those activities were the direct activities of Bone Care.

(i) Licensee and WARF may each at its own discretion seek an extension of any one or more European Licensed Patents where the laws and regulations of a particular European country or the European Community permit an extension to be obtained. Each party agrees to cooperate fully with the other party in seeking such extensions, which shall be at Licensee's expense, except that if the effort to obtain any one or more extensions is successful, Licensee may credit one-half of the out-of-pocket expenses incurred in obtaining the extensions against the royalties due WARF under the particular Licensed Patent.

                                3. CONSIDERATION
                                ----------------

     In consideration of the license granted herein, Licensee agrees that:

(a) No later than thirty (30) days after the effective date of this Agreement, it will pay WARF *** and upon receipt of an IND from the FDA it will pay an additional ***. (It is acknowledged that these payments have been made to WARF.)

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

          In consideration for the extension of worldwide rights to Licensee under Section 2(a), Licensee agrees to make the following payments to WARF as additional initial license fees upon execution of this Agreement:

     (1)  For extending the rights to Japan, Australia, Korea, and New Zealand:
          ***.

     (2) For extending the rights to France, Germany, Great Britain, Belgium, Ireland, Netherlands, Switzerland, Denmark, Israel, Italy, and Sweden:
          ***. The additional license fees specified above shall not be refundable or offset against any royalties due and payable to WARF on the sale of Products or the use of royalties as are required to be paid by Licensee under the terms and provisions of this Agreement or any predecessor thereof, whether the named Licensee is Lunar or Bone Care. (It is acknowledged that these payments have been made to WARF.)

(b) Licensee agrees to initiate the Development Protocol on or before December 31, 1990 and acknowledges that such agreement represents a substantial obligation under the License. Licensee will establish and actively pursue the worldwide development program described in Appendix C to the end that at least one Product will be made available to the public worldwide in the shortest reasonable time. At the beginning of each six-month period commencing November 1, 1990, Licensee will supply WARF with a copy of the protocol

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     of the development program for each geographical area where it intends to pursue development during the following six months. At the end of each such six-month period, Licensee will furnish WARF with a report indicating its progress on such programs. Such protocols and reports shall be similar in scope and content to the U.S. development protocols and reports previously provided to WARF under the License. WARF agrees that it will not communicate to any third party information which it receives from Licensee and which has been identified by Licensee as being proprietary to it without Licensee's express permission or unless or until such information becomes available from another source or is in the public domain.

(c) It will pay WARF royalties on the Net Selling Price of Products accruing from the time of first public sale of the Product whenever manufacture, use or sale of such Products, absent this license, would amount to an infringement of any claim of the indicated Licensed Patent or Ancillary Patent which has not been abandoned or disclaimed by WARF or held invalid, unpatentable or enforceable by a final adjudication of a judicial tribunal of competent jurisdiction as follows:

          (i) Under Licensed Patents - *** until the last to expire Licensed Patents.

          (ii) Under Ancillary Patents if one or more of Processes or Ancillary Compounds is utilized in making Products or Compound:

          CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R.
          230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     (a)  other than in the United States and Japan - ***;

     (b)  in the United States - ***;

     (c) in Japan, the royalty shall be *** until May 1, 1995, and *** after that date.

     In a given country, if a second party, other than Bone Care or a party with which Bone Care has an arrangement, obtains approval of a New Drug Application (NDA), or the foreign equivalent of an NDA, for Compound or Products for a Competing Use, the royalty shall be reduced to *** beginning upon the date the first significant sale for commercial purposes of Compound or Products in Competing Use is made.

          The royalties designated shall be additive except that in no event shall Licensee pay a royalty which is greater than *** on the Net Selling Price of Products.

(d) (i) Beginning upon January 1, 1992 Licensee will pay WARF an annual minimum royalty of ***, in equal calendar quarterly installments until the expiration of United States Letters Patent No. 3,907,843 or any extension thereof and thereafter not less than *** annually while Licensee, or a third party through or by virtue of an arrangement with Licensee, uses any of Processes or Ancillary Compounds in the United States and this Agreement is in effect. In the

          CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R.
          230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     event this Agreement is terminated within any given calendar year, the minimum annual payments specified in this Section 3(d)(i) shall be prorated to the number of months in the year of termination that the Agreement was in effect.

          The royalties earned from the sale of Products by Licensee in the United States in accordance with the provisions of Sections 3(c)(i) or 3(c)(ii) may be offset against the minimum royalty due and payable under this Section 3(d)(i). Typically WARF requires additional minimum royalties in consideration for granting rights in new territories. However, WARF hereby waives such minimum royalty requirements in consideration of Licensee's past and present efforts to develop a Product.

          (ii) In addition to the minimum royalty provided for in Section 3(d)(i) and in consideration for the rights granted Bone Care in Section 2(a)(iii) of this Agreement, Bone Care agrees that beginning with the first significant sale of Product by Bone Care, or by a party with which Bone Care has an arrangement permitting that party to sell Product, in the United States and for fifteen (15) years thereafter, it will pay WARF an annual license fee (Annual License Fee) calculated at *** of the Net Selling Price of Product sold in the United States. If a party other than Bone Care or other than a party with which Bone Care has an arrangement enters the market in the United States and sells Product in Competing Use, Bone Care's obligation to pay the

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     annual License Fee shall continue only if Bone Care, or a party with which Bone Care has an arrangement, continues to practice Processes. In the event this Agreement is terminated within any given calendar year, the Annual License Fee specified in this Section 3(d)(ii) shall be prorated to the number of months in the year of termination that the Agreement was in effect.

(e) Licensee shall have the right to sell Products, without payment of royalty to WARF, to other licensees of WARF under Licensed Patents.

(f) The royalty to be paid WARF on the Sale of Compound as a chemical per se, i.e., not formulated for sale as Products in Licensed Fields, shall be negotiated, except that royalties from the sale of Compound in such form shall be substantially equivalent to the royalties obtained if Compound was retained by Licensee and, after conversion to a final dosage form, sold in that form as Products.

(g) In the event that Licensee or any of its sublicensees sell or otherwise transfers Products or Compound to any of its Subsidiaries, which Compound is then converted to Products by or on behalf of such subsidiary, monies payable by Licensee under this Agreement shall be computed upon the Net Selling Price of such Products as sold by such Subsidiary in accordance with the royalty schedule set forth in Subsection 3(c).

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

(h) All royalties due and payable to WARF in any calender quarter by Licensee including minimum royalties, will be paid to WARF within sixty (60) days after the close of each such calendar quarter. Each royalty payment will be accompanied by a statement showing all details necessary for royalty calculation where pertinent to royalties payable and shall specify what taxes, if any, have been withheld as required by law. Also included in such report will be a statement of Products or Compound sold to the Government of the United States on a royalty-free basis.

(i) All royalties required to be paid under this Agreement shall be calculated and payable in United States dollars.

                                  4. RECORDS
                                  ----------

     Licensee agrees that it will maintain true and accurate records of all factors necessary to properly calculate royalties. For a period of at least three (3) years after the royalty period such records will be available for inspection and audit by a Certified Public Accountant acceptable to Licensee at reasonable times during Licensee's regular office hours, but only for purposes of verifying royalty payments.

     WARF shall have the right in any year to request Licensee to submit a written statement from a Certified Public Accountant verifying the accuracy and completeness of royalty payments and reports made in accordance with this Agreement.

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                              5.  PATENT MARKING
                              ------------------

     Licensee agrees that it will apply appropriate patent markings for Licensed Patents and Ancillary Patents on Products or Compound sold by it or its subsidiaries under this Agreement.


                            6.  ADVERTISING CLAIMS
                            ----------------------

     Any advertising of Products sold by Licensee or any of its subsidiaries under this Agreement shall be free from extravagant or unwarranted statements and shall contain no reference to Licensed Patents, the patentees thereof, the University of Wisconsin or WARF except as provided in Section 5 above or except with the written approval of WARF.


                           7.  TERM AND TERMINATION
                           ------------------------

(a) This Agreement shall remain in force and effect until the date of expiration of the last to expire of Licensed Patents and Ancillary Patents, unless terminated sooner by agreement of the parties or as hereinafter provided.

(b) Licensee may terminate this Agreement at any time in its entirety upon ninety (90) days' notice in writing to WARF.

(c) WARF shall have the right to terminate this Agreement in the event Licensee shall breach or default in any of its substantial obligations hereunder, including the payment of royalties and minimum royalties when due and payable, which breach or default remains uncorrected for sixty (60) days after receipt by Licensee of notice of such breach or

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     default. For purposes of this Subsection it is understood that Licensee's requirement to file a report under the provisions of Subsection 3(b) above shall be considered a substantial obligation and that this Agreement may be terminated by WARF for Licensee's failure to file a report or in the event that such report or other evidence indicates that there has been an absence of real development activity on the part of the Licensee for the period being reported upon.

(d) Termination of this Agreement by either party under any of the provisions of this Section 7 shall not terminate Licensee's obligation to remit all royalties and other payments theretofore accrued hereunder.

(e) Waiver by either party of a single breach or default, or a succession of breaches or defaults, shall not deprive such party of any right to terminate this Agreement arising by reason of any subsequent breach or default.

(f) WARF may terminate this Agreement if Licensee commits any act of bankruptcy, becomes insolvent, files a petition under any bankruptcy or insolvency act or has any such petition filed against it, or offers any general composition to its creditors, because of the happening of such act, event, or offer.

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                          8.  SCOPE AND ASSIGNABILITY
                          ---------------------------

     This Agreement shall extend to all Subsidiaries of Licensee but is unassignable by Licensee except with the prior written consent of WARF and except that it may be assigned without such consent to the corporate successor of Licensee or to a person, firm or corporation acquiring all, or substantially all, or majority interest in the business and assets of Licensee.


                                  9. NOTICES
                                  ----------

     Any notice hereunder shall be deemed to be sufficiently given if sent by registered letter, or by international cable or telex:

(a)  in the case of WARF to:

          Wisconsin Alumni Research Foundation
          614 Walnut Street
          Madison, WI 53705

(b)  in the case of Licensee to:

          Bone Care International
          313 West Beltline Highway
          Madison, WI 53713


                               10. MISCELLANEOUS
                               -----------------

(a) All matters affecting the interpretation, validity and performance of this Agreement shall be governed by the laws of the State of Wisconsin.

(b) When Licensee shall have supplied WARF with written evidence demonstrating prima facie infringement of a claim of Licensed Patents by a third party selling products in competition with Licensee and such sales are to the

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     substantial financial detriment of Licensee, Licensee may, by written notice, request WARF to take steps to terminate such infringement and unless WARF shall within six (6) months of the receipt of such notice either (i) cause such infringement to terminate or (ii) initiate legal proceedings against the infringer, Licensee may, upon written notice to WARF, initiate legal proceedings against the infringer in WARF's name and at Licensee's expense, and may place in escrow royalty payments due in connection with Licensee's sale of Products covered by such infringed patent during the pendency of such proceedings. It is understood, however, that in no event shall WARF be required to conduct more than one infringement suit at a time and that while such suit is pending, Licensee shall not have the right to institute a suit against another nor to escrow royalties.

          In the event one party shall initiate or carry on legal proceedings to enforce any of Licensed Patents against an alleged infringer, the other party shall fully cooperate with, and supply all assistance reasonably requested by the party initiating or carrying on such proceedings.

     (1) In the event Licensee institutes proceedings under the provisions of this Section 10(b) and obtains a judgment in its favor it may deduct from royalty payments accrued to WARF but held in escrow the direct expenses incurred in such proceedings and return any balance, after such deduction, to WARF.

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     (2) If the cost of the proceeding to Licensee is greater than the amount of royalty escrowed, Licensee may continue to deduct from royalties payable to WARF such greater expenses until it has recovered the full direct costs of such proceedings.

(c) In the event Licensee contests the validity of any of Licensed Patents all rights and privileges extended under the terms and provisions of this Agreement as to any of such contested Licensed Patents shall forthwith cease and determine; but Licensee shall not be relieved from the payment of royalties required or accrued under the terms and provisions of this Agreement prior to such contest.

(d) This Agreement constitutes the entire Agreement between the parties hereto with respect to the within subject matter and supersedes all previous Agreements, whether written or oral. It shall not be changed or modified orally. In the event that an unexpected incident renders a performance of this contract physically or legally impossible, both parties agree to negotiate an appropriate amendment to the Agreement.

     CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized.

                         WISCONSIN ALUMNI RESEARCH FOUNDATION
(SEAL)
                                 /s/ John R. Pike
                             By:_________________________________

                                 /s/ Ronald Kendle
                         Attest:_________________________________

                         BONE CARE INTERNATIONAL

                                 /s/ Richard B. Mazess
(SEAL)                       By:_________________________________

                                 /s/ Charles W. Bishop
                         Attest:_________________________________

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                              AMENDED APPENDIX A

                               ANCILLARY PATENTS
                               -----------------

================================================================================

REFERENCE                                PATENT       ISSUED           SERIAL
 NUMBER               COUNTRY            NUMBER        DATE            NUMBER

================================================================================

Process for Preparing 1 alpha-Hydroxylated Compounds-DSHP
----------------------------------------------------

P77028US              U.S.              4,202,829    05/13/80
P77028CA              Canada            1,137,944    12/21/82

Process for Preparing 1 alpha-Hydroxy-Vitamin D Compounds for 1 alpha-Hydroxy-
------------------------------------------------------------------------------
3,5-Cyclovitamin D Compounds-DSHP
----------------------------

P79018US              U.S.              4,234,495    11/18/80
P79018GB              GT. Brit.         2,058,075    07/27/83
P79018IL              Israel                60904    01/01/84
P79018IE              Ireland               50195    07/11/86

Process for Preparing 1 alpha-Hydroxylated Compounds-DSPH
----------------------------------------------------

P79022US              U.S.              4,260,549    04/07/81
P79022FR              France            7,916,805    04/16/84
P79022BE              Belgium             877,356    07/13/79
P79022NL              Netherlands                                        7905040

Method for Preparing 1 alpha-Hydroxyvitamin D Compounds-DSLP
-------------------------------------------------------

P84017US              U.S.              4,555,364    11/26/85
P84017AU              Australia                                        4,867,485
P84017CA              Canada            1,233,187    02/23/88
P84017DK              Denmark             153,943
P84017IL              Israel                                               76754
P84017JP              Japan                                             60504750
P84017KR              Korea                                             70040086
P84017NZ              New Zealand                                        213,844
P84017IE              Ireland                                            270,685
P84017EP              EPO (BE,CH,LI,DE,FR,GB,IT,NL,SE)                 859053530

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                          AMENDED APPENDIX A (cont.)

                               ANCILLARY PATENTS
                               -----------------

================================================================================
REFERENCE                              PATENT         ISSUED          SERIAL
 NUMBER         COUNTRY                NUMBER          DATE           NUMBER
================================================================================
Method for Preparing 1 alpha-Hydroxyvitamin D Compounds-DSLP
-------------------------------------------------------

P84018US        U.S.                   4,554,106     11/19/85
P84018AU        Australia                                              5064785
P84018CA        Canada                 1,233,188     10/15/85
P84018DK        Denmark                  153,836
P84018JP        Japan                                                 60504803
P84018KR        Korea                                                 70040186
P84018NZ        New Zealand                                             213845
P84018EP        EPO                                                  859054561
P84018IE        Ireland                                                 270585
P84018IL        Israel                                                   76753

Process for Preparing 1 alpha-Hydroxylated Compounds-DSHP
----------------------------------------------------

P77027US        U.S.                   4,195,027     03/25/80
P77027CA        Canada                 1,156,251     11/01/83
P77032CA        Canada (Div)                                           425,450
P77027FR        France                  79.00990     02/13/84
P77036FR        France (Div)            81.08368     02/13/84
P77035FR        France (Div)            83.11299     03/24/86
P77027DE        Germany                                             P2933189.3
P77039DE        Germany (Div)                                       P2954557.1
P77027GB        Gt. Brit.              2,013,686     04/15/82
P77027BE        Belgium                  873,512     02/15/79
P77027IE        Ireland                   48,547     06/12/85
P77027NL        Netherlands                                          7,900,331
P77027CH        Switzerland              653,321     12/31/85
P77049CH        Switzerland (Div)        658,050     12/15/86
P77027DK        Denmark                  147,912     06/17/85
P77034DK        Denmark (Div)                                          3740/83
P77033DK        Denmark (Div)                                          4361/82
P77027SE        Sweden                 7907631-1     01/26/84
P77027AU        Australia                525,781     09/22/83
P77027JP        Japan                  1,197,578     03/21/84
P77030JP        Japan (Div)            1,268,975     06/10/85
P77031JP        Japan (Div)            1,268,976     06/10/85
P77050JP        Japan (Div)            1,268,977     06/10/85
P77027NZ        New Zealand              189,388     02/07/81

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX B
                                  ----------

Foreign Filing corresponding to U.S. Patent No. 3,907,843 (for foreign filing combined with inventions of U.S. Patent No. 3,880,894 - License extended in this Agreement applies only to l-alpha-HEC).

Country                  Patent No.           Issue Date
-------                  ----------           ----------
France                   7,513,243            January 25, 1980
France (Div.)            7,704,958              March 31, 1980
West Germany             2,518,842               July 12, 1978
Great Britain            1,503,942              March 15, 1978

                                      16